Taxes on Income	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 14:- TAXES ON INCOME

a.	Tax rates:

Taxable income of the Israeli companies is subject to the Israeli corporate tax at the rate as follows: 2019 and 2018: 23%, and 2017: 24%.

b.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Law”):

The Company’s production facilities in Israel have been granted “Beneficiary Enterprise” status under the Law. The Israeli companies have been granted the “Alternative Benefit Track” under which the main benefits are a tax exemption for undistributed income and a reduced tax rate.

The Israeli companies began to utilize such tax benefits in 2010. The entitlement to the above benefits is limited to the end of 2019, and it is conditional upon the Company and its Israeli subsidiary fulfilling the conditions stipulated by the Law and regulations published. In the event of failure to comply with these conditions, the benefits may be partially or fully canceled and the Company or its Israeli subsidiary may be required to refund the amount of the benefits, in whole or in part, plus a consumer price index linkage adjustment and including interest.

In the event of distribution of dividends from the above-mentioned tax-exempt income, the amount distributed will be subject to the same reduced corporate tax rate that would have been applied to the Beneficiary Enterprise’s income.

In addition, tax-exempt income attributed to the Beneficiary Enterprise will subject the Company to taxes upon distribution in any manner including complete liquidation.

The Company does not intend to distribute any amounts of its undistributed tax-exempt income as dividend. The Company and its board of directors intend to reinvest its tax-exempt income and not to distribute such income as a dividend. Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Beneficiary Enterprise programs as the undistributed tax-exempt income is essentially permanent by reinvestment.

As of December 31, 2019, tax-exempt income of $131,222 is attributable to the Company’s and its Israeli subsidiary’s various Beneficiary Enterprise programs. If such tax-exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and $30,181 would be incurred as of December 31, 2019.

The Israeli subsidiary elected to apply the Preferred Enterprise regime under the January 2011 amendment to the Law as of 2013 tax year. The election is irrevocable. Under the Preferred Enterprise regime, a preferred income of an Enterprise located in the center of Israel is subject to tax rate of 16%.

Pursuant to Amendment 73 to the Law adopted in 2017, a Company that meets the conditions for “Preferred Technological Enterprises”, is subject to tax rate of 12% on income that qualifies as “Preferred Technology Income”, as define in the Law. The tax rate for a Preferred Technological Enterprises located in development zone A is 7.5%. The Company and its Israeli subsidiary believe they meets those conditions.

Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969:

The Israeli companies are an “Industrial Company” as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, are entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.

c.	Income taxes of non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

Taxes were not provided for undistributed earnings of the Company’s foreign subsidiaries. The Company’s board of directors has determined that the Company does not currently intend to distribute any amounts of its undistributed earnings as dividend. The Company intends to reinvest these earnings indefinitely in the foreign subsidiaries. Accordingly, no deferred income taxes have been provided. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2019 was $9,874. If these undistributed earnings are distributed, they would be taxed at the corporate tax rate applicable to such income, and $821 would be incurred as of December 31, 2019.

d.	Tax Reform in the U.S:

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “Act”), which among other provisions, reduced the U.S. corporate tax rate from 35% to 21%, effective January 1, 2018.

At December 31, 2017, the Company re-measured its U.S. deferred tax assets and liabilities, based on the new rates at which they are expected to reverse in the future. The tax expense recorded in 2017, related to the re-measurement of the deferred tax balance was $355.

a.	Tax assessments:

The Company and its Israeli subsidiary are currently subject to a tax audit for the years 2013 to 2016 by the Israeli Tax Authority (‘ITA”). The company received an assessment for years 2013 and 2014 which is still subject to another review by the ITA before it is finalized. The company appealed before the second review and it believes the claims and the position taken on its tax returns are solid and valid. The ITA may furthermore disagree with the Company and its Israeli subsidiary positions taken for other years as well, and the Company may be subject to additional tax liabilities, which could have a material adverse effect on its results of operations.

The Company and its Israeli subsidiary received final tax assessments through 2012. The U.S and German subsidiaries received final tax assessment through 2012 and 2014 and the Hong Kong Subsidiary have not received a final tax assessment since inception.

b.	Carryforward losses for tax purposes:

Carryforward operating tax losses of the Company and its Israeli subsidiary total approximately $63,660 as of December 31, 2019 and may be used indefinitely.

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s and its subsidiaries’ deferred tax liabilities and assets are as follows:

	December 31,
	2019	2018

Carryforward tax losses	$3,282	$3,538
Share-based compensation	1,569	976
R&D expenses	1,468	1,414
Other temporary differences	1,471	1,354

Deferred tax assets	7,790	7,282

Deferred tax liability due to property, plant and equipment	(9)	(10)

Deferred tax assets, net	$7,781	$7,272

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. As of each reporting date, management considers new evidence, both positive and negative, that could impact management’s view with regards to the future realization of deferred tax assets for each jurisdiction.

Income (loss) before income taxes is comprised as follows:

	Year ended December 31,
	2019	2018	2017

Domestic	$7,343	$4,458	$(3,328)
Foreign	3,568	2,579	1,697

Income (loss) before income taxes	$10,911	$7,037	$(1,631)

d.	Taxes on income (tax benefits) are comprised as follows:

	Year ended December 31,
	2019	2018	2017

Current taxes	$677	$1,088	$509
Deferred taxes	67	(6,480)	(125)

	$744	$(5,392)	$384

Domestic	$(337)	$(6,050)	$(594)
Foreign	1,081	658	978

	$744	$(5,392)	$384

	Year ended December 31,
	2019	2018	2017
Domestic taxes:

Current taxes	$(208)	$333	$(594)
Deferred taxes	(129)	(6,383)	-

	(337)	(6,050)	(594)

Foreign taxes:

Current taxes	885	755	1,103
Deferred taxes	196	(97)	(125)

	1,081	658	978

Taxes on income	$744	$(5,392)	$384

e.	Uncertain tax positions:

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	December 31,
	2019	2018

Beginning of year	$2,240	$1,521
Increases related to tax positions taken during prior years	51	452
Increases related to tax positions taken during the current year	662	313
Cumulative translation adjustments and other	86	(46)

Balance at December 31 *)	$3,039	$2,240

*) As of December 31, 2019, and 2018 unrecognized tax benefit in the amount of $1,880 and $1,218 were presented as a reduction from deferred taxes.

The entire amount of the unrecognized tax benefits could affect the Company’s income tax provision and the effective tax rate.

During the years ended December 31, 2019, 2018 and 2017, an amount of $51, $115 and $54, respectively, was added to the unrecognized tax benefits derived from interest and indexation expenses related to prior years’ uncertain tax positions. As of December 31, 2019, and 2018, the Company had accrued interest related to uncertain tax positions in the amounts of $237 and $171, which is included within income tax accrual on the balance sheets.

Exchange rate differences are recorded within financial income, net, while interest is recorded within income tax expense.

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.

f.	A reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income of the Company and the actual tax expense as reported in the statement of operations is as follows:

	Year ended December 31,
	2019	2018	2017

Income (loss) before taxes, as reported in the consolidated statements of operations	$10,911	$7,037	$(1,631)

Theoretical tax expense (benefit) at the Israeli statutory tax rate	2,510	1,618	(392)
Tax adjustment in respect of different tax rate of foreign subsidiaries	151	43	111
Non-deductible expenses and other permanent differences	77	64	143
Deferred taxes on losses and other temporary differences for which valuation allowance was provided, net	-	(5,503)	1,899
Stock based compensation	1,247	1,161	996
Change in tax rate	-	-	355
Beneficiary enterprise benefits (*)	(3,935)	(3,469)	(2,360)
Increase (Decrease) in other uncertain tax positions	713	765	(376)
Other	(19)	(71)	8

Actual tax expense (benefit)	$744	$(5,392)	$384

(*) Basic and diluted earnings per share amounts of the benefit resulting from the “Beneficiary Enterprise” status	0.10	0.10	0.07